REVENUE	12 Months Ended
Apr. 30, 2026
Revenue from Contract with Customer [Abstract]
REVENUE

10.	REVENUE

Disaggregation of revenue based on the timing of revenue recognition was as follows:

Timing of revenue recognition	2026	2025	2024
Revenue recognized at a point in time	$1,511,899	$1,472,590	$24,359
Revenue recognized over time	55,000	-	-
Total revenue	$1,566,899	$1,472,590	$24,359

For the year ended April 30, 2026, revenue from two customers individually accounted for more than 10% of the Company’s total revenue and amounted to US$350,000 and US$300,000, representing approximately 22.3% and 19.1% of total revenue, respectively. For the year ended April 30, 2025, revenue from three customers amounted to US$398,000, US$350,000 and US$298,000, representing approximately 27.0%, 23.8% and 20.2% of total revenue, respectively. For the year ended April 30, 2024, revenue from one customer amounted to US$24,359, representing 100% of total revenue.